SIX CIRCLES FUNDS
Six Circles Tax Aware Intermediate Duration Fund
Supplement dated July 1, 2026
to the Prospectus and Summary Prospectus
dated May 1, 2026, as supplemented
(the “Prospectus”)
On June 15, 2026, the Board of Trustees for the Six Circles Tax Aware Intermediate Duration Fund (the “Fund”) approved the addition of BlackRock Investment Management, LLC (“BlackRock”) as an additional sub‑adviser to the Fund, effective July 1, 2026 (the “Effective Date”). On the Effective Date, BlackRock will begin managing Fund assets allocated to BlackRock by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to BlackRock’s Passive Treasury Strategy.
Accordingly, on the Effective Date, the Fund’s Prospectus is hereby amended as follows:
The fourth sentence of the twelfth paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and Summary Prospectus and the fourth sentence of the fourteenth paragraph under the “More About the Fund – TAX AWARE INTERMEDIATE DURATION FUND (THE “FUND”) – Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:
The Adviser engages the following Sub‑Advisers: Insight North America LLC (“Insight”), Pacific Investment Management Company LLC (“PIMCO”) and BlackRock Investment Management, LLC (“BlackRock”).
The following is added as the seventeenth paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and Summary Prospectus and the twenty second paragraph of the “More About the Fund – SIX TAX AWARE INTERMEDIATE DURATION (THE “FUND”) – Principal Investment Strategies” section of the Prospectus, relating to BlackRock:
BlackRock — Passive Treasury
With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.
The first paragraph under the “Risk/Return Summary — Management — Sub‑Advisers” section of the Prospectus and Summary Prospectus is hereby deleted and replaced with the following:
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers, which allocations may be adjusted or eliminated at any time. Insight, PIMCO and BlackRock are the current Sub‑Advisers to the Fund.
The following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers” section of the Prospectus and Summary Prospectus relating to BlackRock:
BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub‑Adviser
James Mauro	2026	Managing Director
Jonathan Graves	2026	Managing Director
Marcus Tom	2026	Director

SUP-6C-TAID-726

The following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers – Sub‑Advisers and Sub‑Sub Advisers – Tax Aware Intermediate Duration Fund” section of the Prospectus, relating to BlackRock:
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
James Mauro, Jonathan Graves and Marcus Tom serve as portfolio managers to the Tax Aware Intermediate Duration Fund.
James Mauro, Managing Director, is Global Head of Index Fixed Income (IFI) Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for delivering investment quality across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Mauro was Head of Index Fixed Income Portfolio Management in the Americas and Head of San Francisco Portfolio Management. Mr. Mauro’s service with the firm dates back to 2010. Prior to joining Blackrock, he was Head of Active US‑based government and inflation strategies with State Street Global Advisors. Mr. Mauro earned a BS degree in business finance from Saint Michaels College in 1992 and an MBA from Boston University in 1997.
Jonathan Graves, CFA, Managing Director, is Deputy Head of Index Fixed Income (IFI) Portfolio Management team in the Americas within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for IG Credit, HY Credit, EM Credit and Municipal bonds across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Graves’ was a senior portfolio manager in the US Fixed Income Group responsible for implementing credit trading across investment grade, high yield and credit long/short strategies. Mr. Graves service with the firm dates back to 2003. Prior to joining BGI, he managed active investment grade corporate bond portfolios at Banc of America Capital Management. Mr. Graves earned a BS degree in finance from the California State University, Northridge in 1987 and an MBA in finance from the University of California, Los Angeles in 1997.
Marcus Tom, Director, is head of BlackRock’s Indexed Fixed Income Portfolio Management Team in Atlanta within BlackRock Global Markets & Index Investments (“BGM”). He leads the teams responsible for Multi-Sector, US Securitized, US Rates, and Optimized Outcome Solutions across Blackrock’s index fixed income funds and ETFs. Previously, Mr. Tom was a senior portfolio manager in the US Fixed Income Group responsible for US Securitized and US Rates portfolios. Mr. Tom’s service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was an institutional index portfolio manager/trader. His sector specialties include Agency MBS, US Treasuries, TIPS, Agencies, and Listed and OTC Derivatives. Mr. Tom earned a BA degree in Managerial Economics from the University of California, Davis, in 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SIX CIRCLES FUNDS

Six Circles Tax Aware Intermediate Duration Fund

Supplement dated July 1, 2026

to the Statement of Additional Information

dated May 1, 2026, as supplemented (“SAI”)

On June 15, 2026, the Board of Trustees for the Six Circles Tax Aware Intermediate Duration Fund (the “Fund”) approved the addition of BlackRock Investment Management, LLC (“BlackRock”) as an additional sub-adviser to the Fund, effective July 1, 2026 (the “Effective Date”). On the Effective Date, BlackRock will begin managing Fund assets allocated to BlackRock by J.P. Morgan Private Investments Inc., the Fund’s adviser, pursuant to BlackRock’s Passive Treasury Strategy.

Accordingly, on the Effective Date, the SAI is hereby amended as follows:

The first paragraph under the “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS – Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI is hereby deleted and replaced with the following:

BlackRock and PIMCO serve as Sub-Advisers to the Ultra Short Duration Fund. BlackRock, Insight and PIMCO serve as Sub-Advisers to the Tax Aware Intermediate Duration Fund. BlackRock also serves as Sub-Adviser to the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund. BlackRock, PIMCO and PGIM serve as Sub-Advisers to the Global Bond Fund. BIL, BSL and PGIML serve as Sub-Sub-Advisers to the Global Bond Fund. Capital, Nuveen, Allspring and BlackRock serve as Sub-Advisers to the Tax Aware Bond Fund. BlackRock, PGIM, Lord Abbett, RBC GAM (UK), Muzinich, PIMCO Mellon and Insight serve as Sub-Advisers to the Credit Opportunities Fund. BIL, PGIML and RBC GAM (US) serve as Sub-Sub-Advisers to the Credit Opportunities Fund. RIIS provides stand-by interim sub-advisory services for each of the Funds, to be utilized on an as needed basis in certain transitional circumstances involving a Fund Sub-Adviser. Each of BlackRock, BIL, BSL, Insight, PIMCO, PGIM, PGIML, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), RBC GAM (US), Muzinich, Mellon and RIIS is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. The Sub-Advisers are each paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively, except that RIIS is paid a minimum per fund annual flat fee and/or a monthly fee equal to a percentage of daily net assets to the extent assets are allocated to RIIS as interim Sub-Adviser. The Sub-Sub-Advisers are each paid a fee from the Sub-Adviser that it has entered into a sub-sub-advisory agreement with.

The following information relating to BlackRock is added to the first table in the “PORTFOLIO MANAGERS – Portfolio Managers’ Other Accounts Managed – Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI under the Tax Aware Intermediate Duration Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
BlackRock
James Mauro*	148	906,088	44	51,250	4	3,323
Jonathan Graves*	51	146,337	68	31,877	8	2,580
Marcus Tom*	29	84,491	11	50,898	5	1,800

*	As of 4/30/26.

SUP-6C-SAI-TAID-726

The following information relating to Black Rock is added to the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I of the SAI under the Tax Aware Intermediate Duration Fund:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

BlackRock
James Mauro*	—	—	—	—	—	—
Jonathan Graves*	—	—	—	—	—	—
Marcus Tom*	—	—	—	—	—	—

*	As of 4/30/26.

The disclosure related to BlackRock in the “POTENTIAL CONFLICTS OF INTEREST — Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers” section of the Part II of the SAI is hereby deleted and replaced with the following:

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Liu and Messrs. Dickstein, MacLellan, Mehta, Garfin, Delbos, Radell, Savi, Franklin, Mathieson, Acharya, Mauro, Tom and Graves may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Liu and Messrs. Dickstein, MacLellan, Mehta, Garfin, Delbos, Radell, Savi, Franklin, Mathieson, Acharya, Mauro, Tom and Graves may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

The disclosure related to BlackRock in the “PORTFOLIO MANAGER COMPENSATION – BlackRock (including BIL and BSL)” section of the Part II of the SAI is hereby deleted and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Sietsema, White and Waldron and Ms. Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema, Waldron and White and Ms. Hsui are not measured against a specific benchmark.

Discretionary Incentive Compensation – Messrs. Acharya, Delbos, Dickstein, Garfin, MacLellan, Mehta and Radell and Ms. Liu

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks

David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein

A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Benchmarks

Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Siddharth Mehta	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Vish Acharya Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

Amanda Liu	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Messers. Mauro, Tom and Graves

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Benchmarks

James Mauro Marcus Tom	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index)

Jonathan Graves	A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Messrs. Franklin, Mathieson and Savi

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-, 3-, and 5- year periods relative to applicable benchmarks. The performance of Messrs. Franklin, Mathieson and Savi are not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.